                                                                   EXHIBIT 10.38


THIS CONVERTIBLE SECURED PROMISSORY NOTE AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES STATUTE, OR (II) SUCH SECURITIES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE SECURITIES STATUTE. THE CORPORATION MAY, IN ITS DISCRETION, REQUIRE DELIVERY OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT SUCH EXEMPTIONS ARE AVAILABLE FOR THE OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED HEREBY.


                                 MIGRATEC, INC.
                       CONVERTIBLE SECURED PROMISSORY NOTE


$__________________                                         ___________, 2003


         MigraTEC, Inc., a Delaware corporation (the "Corporation"), hereby promises to pay to ___________________, (or its successors and assigns) ("Payee"), the principal sum of up to ___________________ or the aggregate unpaid amount of all advances of principal paid by Payee pursuant to this Note and all other notes issued to Payee in connection herewith (the "Total Loan Amount"), upon Maturity (as hereinafter defined), together with interest, as described in this Convertible Secured Promissory Note (together with all renewals, extensions, modifications and rearrangements hereof, this "Note") unless this Note is sooner converted as provided herein. Capitalized terms that are not defined herein shall have the meanings assigned to them in that certain Note Purchase Agreement (as the same may be amended, supplemented, extended, modified or restated from time to time, the "Purchase Agreement"), dated as of even date herewith, by and among the Corporation, Payee and the other Investors named therein.

         Subject to the other requirements set forth in the Purchase Agreement and this Note, the advances of the Total Loan Amount under this Note to the Corporation by Payee (collectively, the "Advances") shall be made as follows:

         (a) __________________________ on the date hereof (the "Initial
Advance"); and

         (b) The balance of the Total Loan Amount in one or more traunches (each, a "Subsequent Advance") in the amount(s) and on the date(s) set forth in Schedule A hereto.

         With respect to the Advances, (i) the aggregate amount of the Advances to be issued pursuant to this Note (including the Initial Advance and any Subsequent Advance) shall not exceed the Total Loan Amount, except as otherwise provided herein or in the Purchase Agreement, and (ii) Payee shall have no obligation to make any Subsequent Advance if the Corporation has not filed the Registration Statement, pursuant to which the certain of the Reserved Shares will be registered, in accordance with and subject to the provisions of the Purchase Agreement.

         The Corporation hereby authorizes the holder hereof to endorse on Schedule A hereto all Subsequent Advances issued by Payee to the Corporation and the date thereof, provided, however, that any failure by the holder hereof to make any endorsement shall not limit or otherwise affect the obligations of the Corporation under the Purchase Agreement or this Note.

         This Note is issued by the Corporation pursuant to the terms and provisions of the Purchase Agreement. The Corporation agrees that this Note is entitled to all of the benefits provided in the Purchase Agreement and the other Loan Documents, including, without limitation, all representations, warranties and covenants of the Corporation contained therein and all remedies provided therein, such benefits hereby incorporated herein by reference. Reference herein to the Purchase Agreement or any of such other Loan Documents shall not affect or impair the obligation of the Corporation to pay this Note when due, if this
Note is not sooner converted into shares of the Corporation's Common Stock as provided herein.

         The unpaid aggregate principal amount of this Note shall be due and payable, in full at Maturity. For purposes of this Note, "Maturity" shall be the first to occur of (i) May 30, 2004, or (ii) an Event of Default. Upon Maturity of this Note, Payee shall be entitled to demand immediate repayment of this Note in full or in part or, in its discretion, to elect to voluntarily convert all or any portion of the amount of principal and interest outstanding under this Note into the number of fully paid and non-assessable shares of Common Stock of the Corporation as determined by dividing (x) the outstanding amount of this Note being converted by (y) the Conversion Price (as hereinafter defined).

         The principal of this Note shall bear interest on the unpaid balance thereof at a rate per annum of fifteen percent (15.0%). Accrued interest shall be due and payable (i) quarterly in arrears on each of June 30, 2003, September 30, 2003, December 31, 2003, and April 30, 2004, and (ii) on the date of Maturity. All interest on this Note shall be computed daily on the basis of the actual number of days elapsed over a year assumed to consist of three hundred sixty (360) days, unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year consisting of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be.

         The Corporation may prepay the Note, and all accrued but unpaid interest thereon (in full or in part), at any time prior to Maturity without any prepayment penalty or premium. Such prepayment shall be applied to the next succeeding payment and the Corporation shall designate, in its sole discretion, whether such prepayment constitutes principal, interest or both.

         All payments made hereunder shall be made by check or wire transfer of immediately available funds in U.S. dollars on the date due to such bank account that Payee shall designate to the Corporation in writing.

         Subject to the provisions of the Purchase Agreement, the amount of principal and interest outstanding under the Note shall automatically convert (an "Automatic Conversion"), if not sooner converted at the election of Payee as provided herein, into shares of Common Stock, effective upon the earlier of either (i) the consummation of any merger or consolidation or other business combination involving the Corporation in which the Common Stock of the Corporation is valued at not less than $0.10 per share, or (ii) the first trading day for the OTC Bulletin Board (or such exchange on which the Common Stock is listed for trading) following a period of fifteen (15) consecutive trading days during which the closing sale price per share of the Common Stock has been in excess of $0.20, such fifteen (15)-day period to begin at any time after June 27, 2003; provided, however, that the Automatic Conversion of this
Note into shares of Common Stock pursuant to this paragraph shall not be effective prior to the effective date of the Registration Statement. The number of fully paid and nonassessable shares of Common Stock issuable upon an Automatic Conversion of the Note shall be determined by dividing (x) the outstanding amount of the Note being converted by (y) fifty percent (50%) of the volume-weighted average of the closing sale price on the OTC Bulletin Board of the Corporation's Common Stock for the five (5) consecutive trading days immediately preceding the date of such Conversion (the "Conversion Price").

         At any time after the date hereof and prior to an Automatic Conversion of this Note, Payee shall have the right, in its discretion, to voluntarily convert all or any portion of the amount of principal and interest outstanding under this Note into shares of Common Stock (a "Voluntary Conversion") pursuant to the terms and conditions of the Purchase Agreement and this Note. In accordance with the foregoing and the terms of this Note, Payee may elect, by giving written notice of such election to the Corporation, to convert all or any portion of the outstanding amount of this Note into the number of fully paid and non-assessable shares of the Common Stock of the Corporation as determined by dividing (x) the outstanding amount of this Note being converted by (y) the Conversion Price. The following provisions shall apply to any conversion of this Note.

         (a) Conversion Procedures.

                  (i) Partial Conversion. In connection with a Voluntary Conversion, if only a portion of this Note is converted into shares of Common Stock, the Corporation shall return this Note to Payee with a notation thereon of the remaining outstanding amount of this Note or, at the request of Payee, shall issue and deliver to Payee a replacement convertible secured promissory note for the remaining outstanding balance hereof, such note containing the same material terms as set forth herein.

                  (ii) Delivery of Certificates. As soon as practical after a Voluntary Conversion or an Automatic Conversion has been effected, the Corporation will deliver to the converting holder of this Note a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion registered in such name or names and such denomination or denominations as the converting holder has specified.

                  (iii) Further Assurances. Upon a Voluntary Conversion or an Automatic Conversion of this Note, the Corporation will take all action necessary to have authorized and reserved for issuance no less than the number of shares of Common Stock issuable upon such conversion, as of the date of such conversion, and to ensure that those shares of Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                  (iv) Fractional Shares. If any fractional interest in a share would be deliverable upon a Voluntary Conversion or an Automatic Conversion of this Note, the Corporation, in lieu of delivering the fractional share therefor, will pay cash in an amount equal to such fractional interest multiplied by the applicable Conversion Price as of the date of such conversion.

         (b) Adjustments to Conversion Price and Number of Shares. The Conversion Price and the number of shares of Common Stock into which this Note is convertible shall be subject to adjustment as follows:

                  (i) Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) capital stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Subject to the provisions regarding Automatic Conversion contained in this Note or in the Purchase Agreement, prior to the consummation of any Organic Change, the Corporation will make appropriate provisions to ensure that Payee will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock that immediately prior thereto are acquirable and receivable upon the conversion of this Note, such shares of capital stock, securities or assets as such holder would have received in connection with such Organic Change if Payee had fully converted this Note immediately prior to such Organic Change. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor (if other than the Corporation) resulting from such consolidation or merger or the party purchasing such assets assumes in writing the Corporation's obligation to deliver to Payee such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, Payee may be entitled to acquire.

                  (ii) Certain Events. If any event occurs of the type contemplated by the provisions of this Section (b) but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the Conversion Price and the number of shares for which this Note is convertible so as to protect the rights of the holder hereof; provided, that no such adjustment will increase the Conversion Price as otherwise determined pursuant hereto or decrease the number of shares of Common Stock issuable upon any conversion hereof.

                  (iii) Notices. Immediately upon any adjustment of the Conversion Price or the number of shares of Common Stock into which this Note is convertible, the Corporation shall give written notice thereof to the holder hereof, along with a detailed calculation showing the process pursuant to which such new Conversion Price or number of shares was determined.

         The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, then it is the Corporation's and Payee's express intent that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the Corporation), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to permit the recovery of the fullest amount called for hereunder and thereunder, while complying in all respects with the applicable law and regulations.

         This Note and the Corporation's obligations hereunder are secured in favor of Payee in accordance with the terms and conditions of the Security Agreement.

         This Note shall be binding upon and inure to the benefit of the Corporation, its successors and assigns, and shall inure to the benefit of Payee, its successors and permitted assigns. In the event this Note is placed in the hands of an attorney for collection or suit is filed hereon or if proceedings are had in bankruptcy, receivership, reorganization, or other legal or judicial proceedings for the collection hereof, the Corporation hereby agrees to pay to the holder of this Note reasonable attorneys fees, and shall pay all additional reasonable costs and expenses of collection and enforcement.

         THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS NOTE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS WITH A FORUM AND VENUE OF DALLAS COUNTY, TEXAS.

         THIS NOTE, THE PURCHASE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AND CONTEMPORANEOUS ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Note as of the day and year first above written.

                                       CORPORATION:

                                       MIGRATEC, INC.



                                       By:
                                           -------------------------------------
                                           T. Ulrich Brechbuhl
                                           President and Chief Executive Officer

                                   SCHEDULE A

                                    ADVANCES

-------------------------------------- ------------------------------------ ------------------------------------


                Date                             Initial Advance                    Subsequent Advance
-------------------------------------- ------------------------------------ ------------------------------------
            May 30, 2003
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            June 13, 2003
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            June 27, 2003
-------------------------------------- ------------------------------------ ------------------------------------

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